Exhibit 24.1

POWER OF ATTORNEY

(Registration Statement on Form S-1)

Each of the undersigned directors of Duluth Holdings Inc., a Wisconsin corporation (the “Company”) designates each of Stephen L. Schlecht, Stephanie L. Pugliese and Mark M. DeOrio, with the power of substitution and resubstitution, as the undersigned’s true and lawful attorney-in-fact and for the undersigned and in the undersigned’s name, place and stead for the purpose of: (i) executing for the undersigned and in the undersigned’s name in the capacity as director of the Company the Registration Statement on Form S-1 and any related amendments (including post-effective amendments) and/or supplements to said Registration Statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things for the undersigned and in the undersigned’s name in the capacity as director of the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming the undersigned’s signature as it may be signed by the attorney-in-fact to the Registration Statement and any related amendments (including post-effective amendments) and/or supplements to said Registration Statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

IN WITNESS WHEREOF, the undersigned have each executed this Power of Attorney, in one or more counterparts, as of this 30th day of September, 2015.

/s/ Stephen L. Schlecht	/s/ Stephanie L. Pugliese
Stephen L. Schlecht	Stephanie L. Pugliese

/s/ E. David Coolidge III	/s/ Thomas G. Folliard
E. David Coolidge III	Thomas G. Folliard

/s/ Francesca M. Edwardson	/s/ C. Roger Lewis
Francesca M. Edwardson	C. Roger Lewis

/s/ William E. Ferry	/s/ Brenda I. Morris
William E. Ferry	Brenda I. Morris

/s/ David C. Finch
David C. Finch